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                          VANGUARD TAX-MANAGED FUNDS(R)
                   VANGUARD(R) TAX-MANAGED INTERNATIONAL FUND
              SUPPLEMENT TO THE PROSPECTUSES DATED OCTOBER 31, 2001

Vanguard Tax-Managed International Fund tracks the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which is administered by Morgan Stanley Capital International (MSCI). MSCI has announced plans to significantly change the construction of its indexes. One change will be to include more companies--many of them smaller--in the MSCI EAFE Index. In addition, each company included in the Index will be weighted on the basis of the number of its freely tradable shares, rather than its total market capitalization. As a result of these changes, the reconstruction will alter the country weightings in the MSCI EAFE Index.
     MSCI will implement the changes in two stages--half on November 30, 2001, and the remainder on May 31, 2002. MSCI is publishing the MSCI EAFE Index under both the current and revised formulations for a full year so that investors can move to the revised version in an orderly fashion. To minimize transaction costs and to protect the Fund from "front running" by speculators trying to profit from the transition, the Fund might choose not to implement the changes on the same days that MSCI does.
     We estimate that turnover in the MSCI EAFE Index resulting from the revised methodology will amount to approximately 33% of assets. The Fund, which tracks the MSCI Index by investing directly in securities contained in the Index, will see its turnover level rise by approximately the same amount as that of the MSCI EAFE Index. We do not expect the Fund to realize capital gains as a result of the transition.




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